EXHIBIT 99.1

NCR Voyix Corporation Announces Completion of Spin-off of NCR Atleos Corporation

October 16, 2023 at 5:30 PM EDT

ATLANTA--(BUSINESS WIRE)—Oct. 16, 2023— NCR Voyix Corporation (previously known as NCR Corporation) (NYSE: VYX) (“Voyix”) today announced that it has completed the separation of its ATM-focused business, including its self-service banking, payments & network, and telecommunications and technology businesses. The spin-off was effected through a pro rata distribution of all outstanding shares of NCR Atleos Corporation (“Atleos”) common stock to holders of Voyix’s common stock and is intended to qualify as a tax-free distribution (except with respect to any cash received in lieu of fractional shares) for federal income tax purposes.

Atleos common stock will begin trading “regular way” on the New York Stock Exchange under the ticker symbol “NATL” and Voyix common stock will trade “regular way” on the New York Stock Exchange under the ticker symbol “VYX” at market open on October 17, 2023. As a result of the spin-off, Voyix’s focus will be on digital commerce, continuing to operate its retail, restaurant and digital banking businesses.

“Today marks a milestone for Voyix as we begin operating as a stand-alone digital commerce business,” said David Wilkinson, Voyix CEO. “We are starting this journey with a stellar team, a solid financial profile and significant opportunities for long-term growth.”

Wilkinson continued, “We see the potential to drive substantial long-term shareholder value and are committed to delivering best-in-class digital commerce solutions. I look forward to what lies ahead.”

About the Spin-off

The distribution was effective at 5:00 p.m. local New York City time on October 16, 2023. Each of the company’s common stockholders of record as of 5:00 p.m. local New York City time on October 2, 2023 (the “record date”) received one share of Atleos common stock for every two shares of company common stock held as of the record date. Company common stockholders as of the record date will also receive cash in lieu of fractional shares.

About NCR Voyix Corporation

NCR Voyix Corporation (NYSE: VYX) is a leading global provider of digital commerce solutions for the retail, restaurant and digital banking industries. NCR Voyix transforms retail stores, restaurant systems and digital banking experiences with comprehensive, platform-led SaaS and services capabilities. NCR Voyix is headquartered in Atlanta, Georgia, with approximately 15,000 employees in 35 countries across the globe.

Web site: www.ncrvoyix.com

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Cautionary Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to Voyix’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward- looking statements in this release include, without limitation, statements regarding the separation of NCR Corporation into two separate companies, including, but not limited to, statements regarding the future commercial performance of Voyix (or its business) following such transaction and value creation and ability to innovate and drive growth generally as a result of such transaction. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of Voyix’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors relating to:

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Strategy and Technology: transforming our business model; development and introduction of new solutions; competition in the technology industry; integration of acquisitions and management of alliance activities; our multinational operations;

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Business Operations: domestic and global economic and credit conditions; risks and uncertainties from the payments- related business and industry; disruptions in our data center hosting and public cloud facilities; retention and attraction of key employees; defects, errors, installation difficulties or development delays; failure of third-party suppliers; a major natural disaster or catastrophic event, including the impact of the coronavirus (COVID-19) pandemic and geopolitical and macroeconomic challenges; environmental exposures from historical and ongoing manufacturing activities; and climate change;

•	Data Privacy & Security: impact of data protection, cybersecurity and data privacy including any related issues, including the April 2023 ransomware incident previously reported at NCR Corporation;

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Finance and Accounting: our level of indebtedness; the terms governing our indebtedness; incurrence of additional debt or similar liabilities or obligations; access or renewal of financing sources; our cash flow sufficiency to service our indebtedness; interest rate risks; the terms governing our trade receivables facility; the impact of certain changes in control relating to acceleration of our indebtedness, our obligations under other financing arrangements, or required repurchase of our senior unsecured notes; any lowering or withdrawal of the ratings assigned to our debt securities by rating agencies; our pension liabilities; and write down of the value of certain significant assets;

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Law and Compliance: allegations or claims by third parties that our products or services infringe on intellectual property rights of others, including claims against our customers and claims by our customers to defend and indemnify them with respect to such claims; protection of our intellectual property; changes to our tax rates and additional income tax liabilities; uncertainties regarding regulations, lawsuits and other related matters; and changes to cryptocurrency regulations;

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Governance: impact of the terms of our Series A Convertible Preferred (“Series A”) Stock relating to voting power, share dilution and market price of our common stock; rights, preferences and privileges of Series A stockholders compared to the rights of our common stockholders; and actions or proposals from stockholders that do not align with our business strategies or the interests of our other stockholders;

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Separation: that the potential strategic benefits, synergies or opportunities expected from the separation may not be realized or may take longer to realize than expected; the potential inability to access or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade; the incurrence of significant costs in connection with the separation; the potential adverse reactions to the separation by customers, suppliers, strategic partners or key personnel and potential difficulties in maintaining relationships with such persons and risks associated with third party contracts containing consent, and/or other provisions that may be triggered by the separation; unforeseen tax liabilities or changes in tax law; non-compete restrictions in the separation agreement entered into in connection with the separation; and requests, requirements or penalties imposed by any governmental authorities related to certain existing liabilities.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that stockholders will achieve any particular level of stockholder returns. Nor can there be any guarantee that the separation will maximize value for stockholders, or that Voyix or any of its divisions will be commercially successful in the future, or achieve any particular credit rating or financial results.

Additional information concerning these and other factors can be found in Voyix’s filings with the U.S. Securities and Exchange Commission, including Voyix’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made. Voyix does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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NCR Voyix Investor Contact

Michael Nelson

Michael.nelson@ncrvoyix.com

NCR Voyix Media Contact

Lee Underwood

lee.underwood@ncrvoyix.com

Source: NCR Voyix